TRANSAMERICA PREFERRED ADVANTAGE VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated January 6, 2009

to the

Prospectus dated May 1, 2007

At the close of business on or about February 13, 2009 (“merger date”), the Putnam VT New Value Fund will merge into the Putnam VT Equity Income Fund with the Putnam VT Equity Income Fund being the surviving fund.

If you do not wish to remain allocated to the Putnam VT Equity Income Fund, please note that you may transfer your policy value allocated in this subaccount to any of the subaccounts investing in the Funds listed in your Prospectus provided your updated investment allocation does not violate any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

You will not be charged for the transfer we make to the Putnam VT Equity Income Fund. In addition, if you reallocate your policy value to another subaccount from the Putnam VT Equity Income Fund, you will not be charged for the transfer from that subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Preferred Advantage Variable Annuity dated May 1, 2007